                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 29, 2002
                              --------------------

                                 LookSmart, Ltd.
             (Exact name of registrant as specified in its charter)

                 Delaware                 000-26357            13-3904355
           ---------------------       ----------------    -------------------
        (State or other jurisdiction     (Commission         (IRS Employer
             of incorporation)           File Number)      Identification No.)

           625 Second Street, San Francisco, California           94107
      ----------------------------------------------------   ---------------
             (Address of principal executive offices)           (Zip Code)


                                 (415) 348-7000
                 ----------------------------------------------
               Registrant's telephone number, including area code

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Item 5 - Other Events.

     On April 29, 2002, the Company announced financial results for the first quarter of 2002, including the following key operating metrics and financial statements.

--------------------------------------------------------------------------------
Key Operating Metrics:                   Q1 2001       Q4 2001           Q1 2002
--------------------------------------------------------------------------------
Total Paid Clicks (millions)                45            63               70
--------------------------------------------------------------------------------
Average Revenue-per-Click                 $0.26         $0.18             $0.18
--------------------------------------------------------------------------------
Average Distribution Costs                 70%           33%               34%
--------------------------------------------------------------------------------
Small Business Revenue (millions)         $2.83         $2.62             $3.07
--------------------------------------------------------------------------------

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                                 LOOKSMART, LTD.
               CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
                    (In thousands, except per share amounts)

                                                                         Three Months Ended
                                                                                31-Mar
                                                                   -------------     ------------
                                                                        2001            2002
                                                                   -------------     ------------
Revenues:
     Listings                                                             $6,422          $13,426
     Advertising                                                           8,515            2,573
     Licensing                                                             5,125            3,709
     Ecommerce                                                             7,971              342
                                                                   -------------     ------------
        Total revenues                                                    28,033           20,050

Cost of revenues:
     Listings                                                              1,246            3,682
     Advertising                                                           1,343            1,374
     Ecommerce                                                             5,009               63
                                                                   -------------     ------------
        Total cost of revenues                                             7,598            5,119
                                                                   -------------     ------------

Gross profit                                                              20,435           14,931
                                                                   -------------     ------------

Operating expenses:
     Sales and marketing                                                  17,268            7,182
     Product development                                                   8,827            7,017
     General and administrative                                            3,157            2,696
     Amortization of goodwill and intangibles                              2,121                -
     Asset impairment and restructuring charges                            9,434                -
                                                                   -------------     ------------
        Total operating expenses                                          40,807           16,895
                                                                   -------------     ------------

        Loss from operations                                             (20,372)          (1,964)

Non-operating income (expenses)                                           (3,891)          (2,414)
                                                                   -------------     ------------

        Loss from continuing operations before income taxes              (24,263)          (4,378)

Income taxes & minority interest                                             (32)             (14)
                                                                   -------------     ------------

        Loss from continuing operations                                  (24,295)          (4,392)
                                                                   -------------     ------------

Loss on discontinued operations                                             (262)            (972)
                                                                   -------------     ------------

        Net loss                                                         (24,557)          (5,364)

Add back to calculate EBITDA:

    Depreciation                                                           1,639            1,645
    Amortization of goodwill and intangibles                               2,121              175
    Amortization of deferred compensation                                  1,115            2,900
    Non-operating (income)expenses                                         3,891            2,414
    Asset impairment and restructuring charges                             9,434                -
    Income taxes & minority interest                                          32               14
    Loss on discontinued operations                                          262              972
                                                                   -------------     ------------
                                                                          18,494            8,120
                                                                   -------------     ------------
        EBITDA                                                           ($6,063)          $2,756
                                                                   =============     ============



Net income/ (loss) per common share:

    EBITDA income /(loss) per share                                       ($0.07)           $0.03

    Basic and diluted net (loss) per share
        Loss from continuing operations                                   ($0.27)          ($0.05)
        Loss from discontinued operations                                  $0.00           ($0.01)
        Net loss                                                          ($0.27)          ($0.06)

Weighted average shares outstanding                                       91,213           93,408

Depreciation detail
 Cost of revenues                                                           $503             $483
  Sales and marketing                                                        153              145
  Product development                                                        892              942
  General and administrative                                                  91               75
                                                                  --------------     ------------
          Total depreciation                                              $1,639           $1,645
                                                                  ==============     ============

Amortization of deferred compensation detail
 Cost of revenues                                                             $0              $43
  Sales and marketing                                                        580            1,042
  Product development                                                        304            1,212
  General and administrative                                                 231              603
                                                                  --------------     ------------
          Total amortization of deferred compensation                     $1,115           $2,900
                                                                  ==============     ============

Note: In accordance with generally accepted accounting principles, the three months ended March 31, 2001 have been reclassified to reflect the results of the Futurecorp subsidiary, which was disposed of on March 13, 2002, as discontinued operations.

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                                 LOOKSMART, LTD
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (in thousands)

                                                        31-Dec-01     31-Mar-02

ASSETS
Cash                                                      $29,766       $42,513
Short-Term Investments                                     14,346         3,672
                                                      --------------------------
 Total Unrestricted Cash and Short-Term Investments        44,112        46,185


Restricted Cash                                             3,728         3,418
Accounts Receivable, net                                    9,820         8,201
Other Current Assets                                        3,141         3,360
                                                      --------------------------
Total Current Assets                                       60,801        61,164

Property, Plant and Equipment, net                         10,272         8,936
Goodwill and Intangibles, net                               9,969         9,793
Other Assets                                                5,060         4,067

                                                      --------------------------
Total Assets                                              $86,102       $83,960
                                                      ==========================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current portion of long-term debt                              $-       $36,657
Accounts Payable                                            2,323         1,145
Deferred Revenue - current portion                          9,152         7,696
Other Current Liabilities                                  14,647        13,744
                                                      --------------------------
Total Current Liabilities                                  26,122        59,242

Long Term Liabilities                                      36,336           862

                                                      --------------------------
Total Liabilities                                          62,458        60,104

Total Equity                                               23,644        23,856

                                                      --------------------------
Total Liabilities and Stockholders' Equity                $86,102       $83,960
                                                      ==========================

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         LookSmart, Ltd.
                                         (Registrant)

April 30, 2002                           /s/ Dianne Dubois

---------------                          ---------------------------------------
Date                                     Dianne Dubois, Chief Financial Officer